Exhibit 10.4

AMENDMENT NUMBER TWO

LIMITED PARTNERSHIP AGREEMENT

OF

DIVIDEND CAPITAL OPERATING PARTNERSHIP LP

This Amendment Number Two to the Limited Partnership Agreement of Dividend Capital Operating Partnership LP (this “Amendment”) is entered into on October 10, 2006 by the General Partner. This Amendment amends Exhibit A of the Limited Partnership Agreement of Dividend Capital Operating Partnership LP, dated May 30, 2002, as amended July 26, 2002 (the “Original Agreement”). Capital terms used herein but not otherwise defined shall have the meanings given them in the Original Agreement.

WHEREAS, pursuant to the Original Agreement, the Partnership issued to Dividend Capital Advisors Group LLC (the “Advisor Parent”) 10,000 units of a series of Partnership Interests designated as “Special Partnership Units”;

WHEREAS, in connection with the acquisition of Dividend Capital Advisors LLC by the Partnership pursuant to that certain Contribution Agreement, dated as of July 21, 2006, by and among the General Partner, the Partnership and the Advisor Parent (the “Contribution Agreement”), the parties thereto have agreed to modify the 10,000 issued and outstanding Special Partnership Units into 7,111,111 Partnership Units (the “Modified Units) and to issue to the Advisor Parent an additional 8,000,000 Partnership Units (the “Contributed Units”); and

WHEREAS, as a result of such modification, as of the date hereof, no Special Partnership Units are outstanding and the Advisor Parent holds an aggregate of 15,111,111 Partnership Units, consisting of the Modified Units and the Contributed Units, as set forth in Exhibit A.

NOW, THEREFORE, the General Partner hereby authorizes as follows:

1. Amendment to Exhibit A. Exhibit A shall be amended by replacing it with the attached Exhibit A, dated October 10, 2006.

2. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

3. No Other Amendments. Except as and to the extent expressly modified by this Amendment, the Original Agreement shall remain in full force and effect in all respects. By executing this Amendment, the General Partner certifies that this Amendment has been executed and delivered in compliance with the terms of Article 11 of the Original Agreement.

[Signature page follows.]

IN WITNESS WHEREOF, the General Partner has hereunder affixed its signature to this Amendment, as of the 10th day of October, 2006.

GENERAL PARTNER:

DCT INDUSTRIAL TRUST INC.

By:	/s/ Matthew T. Murphy
Name:	Matthew T. Murphy
Title:	Senior Vice President